UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Axsys Technologies

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 24, 2004

Dear Axsys Technologies Stockholder:

     On behalf of the Board of Directors and management, I cordially invite you to attend the Annual Meeting of Stockholders on May 11, 2004, at 10:00 a.m., at the Hartford Marriott Rocky Hill at Corporate Ridge, 100 Capital Boulevard, Rocky Hill, Connecticut.

     The accompanying Notice of Annual Meeting and Proxy Statement describes the proposals to be considered at the meeting.

     Whether you plan to attend the meeting or not, it is important that your shares are represented. Therefore, you are urged to complete, sign, date and return the enclosed proxy card, or to vote via either the Internet or telephone, promptly in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting.

Very truly yours,

Stephen W. Bershad Chairman of the Board Chief Executive Officer

AXSYS TECHNOLOGIES, INC. 175 CAPITAL BOULEVARD SUITE 103 ROCKY HILL, CT 06067

860.257.0200      FAX 860.594.5750      web: www.axsys.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held
Tuesday, May 11, 2004
10:00 A.M.

     The Annual Meeting of Stockholders of Axsys Technologies, Inc. (“Axsys” or the “Company”) will be held on May 11, 2004 at 10:00 a.m., at the Hartford Marriott Rocky Hill at Corporate Ridge, 100 Capital Boulevard, Rocky Hill, Connecticut, for the following purposes:

  To elect five directors to the Board of Directors;

  To ratify the selection of Ernst & Young LLP as independent accountants of the Company for the fiscal year ending December 31, 2004; and
  To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record of Axsys’ Common Stock, par value $.01 per share, at the close of business on March 15, 2004 are entitled to notice of and to vote at the meeting and any adjournments thereof. A list of such stockholders will be open for examination by any stockholder for any purpose germane to the meeting, during ordinary business hours, for ten days prior to the meeting at the offices of Axsys Technologies, Inc. in Rocky Hill, Connecticut.

     Whether or not you expect to attend the meeting, it is important that your shares be represented, regardless of the number of shares you hold. Accordingly, you are encouraged to sign, date and return the enclosed proxy card in the reply envelope provided, or to vote via either the Internet or telephone, promptly in accordance with the instructions set forth on the card, as soon as possible.

By Order of the Board of Directors,

David A. Almeida Secretary

-IMPORTANT-

STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH HAS BEEN PROVIDED FOR YOUR CONVENIENCE AND WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROMPT RETURN OF PROXY CARDS WILL ENSURE A QUORUM. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON ALL MATTERS BROUGHT BEFORE THE ANNUAL MEETING.

THANK YOU FOR ACTING PROMPTLY.

PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING

Why Am I Receiving These Proxy Materials?

The Board of Directors (the “Board”) of Axsys Technologies, Inc. (“Axsys” or the “Company”) is soliciting proxies to be voted at the 2004 Annual Meeting of Stockholders. This proxy statement includes information about the issues to be voted on at the meeting.

On March 24, 2004, we began mailing these proxy materials to all stockholders of record at the close of business on March 15, 2004, the record date for the 2004 Annual Meeting. As of the record date, there were 4,659,465 shares of Axsys common stock outstanding. Each share is entitled to one vote on each matter properly brought before the Annual Meeting.

As required by Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be available during the 2004 Annual Meeting, and for ten days prior to the meeting, during ordinary business hours at Axsys’ corporate headquarters located at 175 Capital Boulevard, Suite 103, Rocky Hill, Connecticut 06067.

How Many Votes Do I Have?

You may vote all shares of Axsys common stock that you owned at the close of business on March 15, 2004, the record date. These shares include:

  Shares held directly in your name as the “stockholder of record” (subject to any instruction you may receive from the beneficial owner if you hold shares as a nominee);
  Shares held for you as the beneficial owner through a broker, bank, or other nominee in “street name”; and
  Shares credited to your account in the Axsys Technologies, Inc. 401(k) Retirement Plan.

If I Am A Stockholder Of Record, How Can I Vote My Shares?

You can vote by proxy or in person.

How Do I Vote By Proxy?

If you are a stockholder of record, you may vote your proxy by either:

  Mail;
  Internet; or
  Telephone.

If you prefer voting by mail, simply mark your proxy card, date and sign it, and return it to Mellon Investor Services in the postage-paid envelope provided. If you vote by mail, the persons named on the card (your “proxies”) will vote your shares in the manner you indicate. You may specify whether your shares should be voted for all or some of the nominees for director or whether you withhold authority to vote for all directors. If you vote by mail, sign your proxy card, and you do not indicate specific choices, your shares will be voted “FOR” the election of all five nominees for director.

Instead of submitting proxies by mail on the enclosed proxy card, stockholders have the option to submit their proxies or voting instructions electronically through the Internet or by telephone. Please note that there may be separate arrangements for using the Internet or telephone depending on whether your shares are registered in the Company’s stock records in your name or in the name of a brokerage firm or bank. Stockholders should check their proxy card or voting instructions forwarded by their broker, bank or other holder of record to see which options are available.

The Internet and telephone procedures described below for submitting your proxy are designed to authenticate stockholders’ identities, to allow stockholders to have their shares voted and to confirm that their instructions have been properly recorded. Stockholders submitting proxies or voting instructions via the Internet should understand that there may be costs associated with electronic access, such as usage charges from the Internet access providers and telephone companies, that would be borne by the stockholder.

Stockholders of record who wish to vote via the Internet or telephone may submit their proxies:

  Through the Internet by visiting a website established for that purposed at http://www.eproxy.com/axysco; or
  By telephone by calling the toll-free number 1-800-435-6710 and following the recorded instructions.

If any other matter is presented, your proxies will vote in accordance with their best judgment. At the time this proxy statement went to press, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

May I Revoke My Proxy?

If you give a proxy, you may revoke it any one of three ways:

  Submit a valid later-dated proxy;
  Notify Axsys’ secretary in writing before the Annual Meeting that you have revoked your proxy; or
  Vote in person at the Annual Meeting.

How Do I Vote In Person?

If you are a stockholder of record, you may cast your vote in person at the Annual Meeting. If you plan to vote in person, please see “How Can I Gain Admittance To The Annual Meeting” below.

If I Hold Shares In Street Name, How Can I Vote My Shares?

You can submit voting instructions to your broker or nominee. In most instances, you will be able to do this over the telephone or by mail. Please refer to the voting instruction form included in these materials by your broker or nominee.

How Do I Vote My Axsys Common Stock Held In The Axsys 401(k) Plan?

If you are a participant in the Axsys 401(k) Plan (the “Plan”) and hold shares of Axsys common stock within the Plan, you will receive a proxy card that covers shares credited to your Plan account. This proxy card serves as a voting instruction for the trustee of the Plan in which you are a participant. If you do not return this proxy card to the Plan trustee, the trustee will vote your shares in the same proportion as the shares that are voted by the other participants in the plan. The trustee will also vote unallocated shares of Axsys common stock held in the Plan in direct proportion to the voting of allocated shares in the Plan for which voting instructions have been received unless doing so would be inconsistent with the trustee’s duties.

What Constitutes A Quorum?

A majority of the outstanding shares, present or represented by proxy, constitutes a quorum for the conduct of business at the Annual Meeting.

What Vote Is Required To Approve The Election of Directors
And The Ratification Of The Selection of Ernst & Young?

Election of Five Directors	The affirmative vote of a majority of the votes cast by stockholders entitled to vote, present in person or by proxy, at the Annual Meeting, is required to elect each Director.
Ratify the Selection of Ernst & Young LLP	The affirmative vote of a majority of the votes cast by stockholders entitled to vote, present in person or by proxy, at the Annual Meeting, is required to ratify the selection of Ernst & Young LLP as the Company’s independent accountants for the fiscal year ending December 31, 2004.

With respect to the election of directors, the selection of Ernst & Young LLP and any other ordinary business properly coming before the Annual Meeting, abstentions, if any, will not be counted for purposes of determining the number of votes cast and will have no effect on the outcome of the voting. These shares, will however, be counted for purposes of determining a quorum. Should a broker non-vote exist with respect to any matter, it would be treated in the same manner as an abstention. Broker non-votes occur when brokers do not have discretionary voting authority on certain proposals under the rules of the Nasdaq National Market and the beneficial owner has not instructed the broker how to vote on these proposals.

Who Bears The Costs Of Soliciting These Proxies?

Axsys is paying the cost of preparing, printing and mailing these proxy materials. Proxies are being solicited principally by mail; but proxies may also be solicited personally, by telephone or similar means by directors, officers and regular employees of Axsys without additional compensation. We will reimburse brokerage firms and others for their expenses in forwarding proxy solicitation materials to the beneficial owners of common stock.

How Can I Gain Admittance To The Annual Meeting?

If you are a stockholder of record or a participant in the Axsys Technologies, Inc. 401(K) Retirement Plan, you need to bring a form of personal photo identification with you in order to be admitted to the Annual Meeting. If you want to attend the Annual Meeting and you do not hold shares in your name but hold them through a bank, broker or other holder of record, you will need to present a letter from the holder of record that confirms your ownership of those shares and a form of personal photo identification in order to be admitted to the Annual Meeting. We reserve the right to refuse admittance to anyone without proper proof of share ownership and proper photo identification.

Stockholder Communications With The Board

Stockholders may submit comments or complaints regarding accounting, internal controls or auditing matters to the Audit Committee through our website, www.axsys.com. Upon receipt of a complaint or concern, our Director of Tax and Internal Audit will determine whether the complaint actually pertains to accounting matters and will notify the Audit Committee and forward the communication, when appropriate.

Comments regarding other matters may be communicated to the Board using the same process. Upon receipt of a communication not related to accounting, internal controls or auditing matters, the Director of Tax and Internal Audit will determine whether the communication deals with the functions or responsibilities of the Board or a committee thereof and, when appropriate, will notify the Board or committee and forward the communication.

Although the Company does not maintain a policy requiring directors to attend annual meetings of stockholders, they are invited and encouraged to do so. To facilitate their attendance, a meeting of the Board is typically scheduled on the same day and near the location of each regularly-scheduled meeting of stockholders. All of our five current directors attended the Company’s 2003 Annual Meeting of Stockholders.

NOMINATION AND ELECTION OF DIRECTORS
(Proposal No. 1)

Axsys’ By-Laws provide for a Board of Directors of not less than two nor more than twelve directors, as determined from time to time by resolution of the Board. The current members of the Board, whose terms expire at the Annual Meeting, are Stephen W. Bershad, Anthony J. Fiorelli, Jr., Eliot M. Fried, Richard F. Hamm, Jr. and Robert G. Stevens, all of whom are nominees.

As previously noted, proxies will be voted, unless authority is withheld, FOR the election as directors of the five nominees to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified. If any nominee should become unavailable for election, proxies will be voted, unless authority is withheld, for an alternate or alternates, if any, designated by the Board. The Board has no reason to believe that any nominee will become unavailable for election.

The following table lists the name of each nominee for director, his age at March 15, 2004 and the period during which he has served as a director.

Name	Age	Director Since
Stephen W. Bershad	62	1986
Anthony J. Fiorelli, Jr	73	1986
Eliot M. Fried	71	1994
Richard F. Hamm, Jr	44	2000
Robert G. Stevens	50	2003

Mr. Bershad has been Chairman of the Board and Chief Executive Officer of Axsys since 1986 and was President of Axsys from 1986 to August 1999 and from March 2002 to the present. Prior thereto, he was a Managing Director of Lehman Brothers, Inc. and its predecessor firms, where he held a series of senior management positions in merchant banking and mergers and acquisitions. Mr. Bershad is a director of EMCOR Group, Inc., an electrical and mechanical construction and facilities services company.

Mr. Fiorelli, Jr. has been a private investor since January 1, 1997. From December 1985 until June 1997, he was President of Strategic Management Consulting Services, Inc., which is a management-consulting firm. Prior to that time, Mr. Fiorelli was President and Chief Executive Officer of General Defense Corporation, a diversified engineering and manufacturing company. Mr. Fiorelli also serves Chairman of the Board of the United States Merchant Marine Academy Alumni Foundation.

For more than five years prior to his retirement in February 2000, Mr. Fried was a Managing Director - Corporate Finance at Lehman Brothers, Inc. Mr. Fried is a director of Blount International, Inc., a manufacturer of industrial equipment products, and a director of Grant Prideco Inc., an oil field products company.

Since April 2002, Mr. Hamm has been the Vice President and Deputy General Counsel of Medtronic, Inc., which is a leading medical technology company. Prior to that time, Mr. Hamm was the Vice President - Corporate Development and Planning at Carlson Companies, Inc., a travel, hospitality and marketing company, for three years. For more than five years prior thereto, he was Senior Vice President - Legal and Business Development and Vice President and General Counsel at Tropicana Products, Inc., a leading producer of branded juice products. Mr. Hamm is a director of EMCOR Group, Inc., an electrical and mechanical construction and facilities services company.

Since 2002, Mr. Stevens has been President of Growth Insight, Inc., a strategic planning practice, which helps corporate and non-profit clients develop and improve customer-centric business models. Prior to that time, Mr. Stevens had been the Executive Vice President of Bluefly, Inc., a publicly traded internet retailer of off-price fashion merchandise, for three years. From 1992 until 1999, Mr. Stevens served as Vice President and Partner of Mercer Management Consulting, Inc., the management-consulting arm of Marsh & McLennan, Inc. Mr. Stevens serves as a Director of Bluefly, Inc. and as Vice Chairman of the Board of Trustees of the Shambhala Center of New York.

The Board of Directors and Committees

The Board of Directors is responsible for the management and direction of Axsys and for establishing broad corporate policies. There are no family relationships among any of the directors and executive officers of Axsys. The Board of Directors met five times during 2003 and acted four times by Unanimous Written Consent. The Board of Directors has standing Audit, Compensation, and Nominating and Corporate Governance Committees.

Consistent with the Audit Committee structure and membership requirements of the Nasdaq National Market, the Audit Committee is comprised of Messrs. Fiorelli, Fried and Stevens. The members of the Audit Committee are independent directors under the Nasdaq requirements. As provided in its charter, the Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities by reviewing the following: Axsys’ financial information that is provided to stockholders and others, the systems of internal controls, which management and the Board have established, and the audit process. The Audit Committee met six times in 2003. The Board has determined that all members of the Audit Committee are independent directors under the Nasdaq Stock Market rules and each of them is able to read and understand fundamental financial statements. In addition, Mr. Fiorelli is considered to be a financial expert, as that term is defined by the Securities and Exchange Commission and the requirements of Sarbanes-Oxley Act of 2002.

The Compensation Committee is currently comprised of Messrs. Fiorelli, Fried and Hamm, all of whom are independent under the rules of the Nasdaq Stock Market. The Compensation Committee oversees compensation policies of Axsys. The Compensation Committee met once in 2003 and acted three times by Unanimous Written Consent. The Board of Directors has approved a written charter for the Compensation Committee.

The Nominating and Corporate Governance (“NCG”) Committee was comprised of Messrs. Bershad, Fiorelli and Hamm until March 4, 2004 when Mr. Bershad resigned from the NCG Committee. The nominees identified in this proxy statement were recommended by the two remaining members of the NCG Committee. The NCG Committee operates under a charter that was approved by the Board and revised in March of 2004. The NCG Charter is attached as Exhibit B and is posted on our website, www.axsys.com. The NCG Committee selects candidates for the office of director of Axsys and recommends to the full Board the names of persons (a) to be presented to the stockholders for election as directors and (b) to fill vacancies in the Board of Directors that may exist or be created by reason of death, resignation, removal or otherwise, including by reason of an increase in the number of directors. The Nominating and Governance Committee acted once by Unanimous Written Consent during 2003.

The Non-Officer Grant Committee was comprised of Mr. Bershad. This committee was dissolved on March 4, 2004. Until that date it administered and made awards under Axsys’ Stock Incentive Plan to non-officer employees. The Non-Officer Grant Committee acted twice by Unanimous Written Consent during 2003.

Director Nominations

As provided in its charter, the NCG Committee will consider recommendations of nominations submitted by stockholders. When the NCG Committee reviews a potential new candidate, the Committee looks specifically at the candidate’s qualifications in light of the needs of the Board and the Company at that time given the then current mix of directors. The NCG Committee has not established specific, minimum qualifications that must be met by a nominee. Instead, the Committee assesses each candidate individually. The assessment will include a review of the candidate’s judgment, experience, understanding of the Company’s or other related industries, and such other factors as the NCG Committee concludes are pertinent in light of the current needs of the Board. The Board believes that its membership should reflect a diversity of experience, gender, race, ethnicity and age. The NCG Committee applies the same criteria to evaluate all candidates, including those recommended by stockholders.

The Company also strives to have all directors, other than the Chief Executive Officer, be independent in accordance with the Nasdaq Stock Market’s definition of independent. In addition, the Committee must also ensure that the members of the Board, as a group, maintain the requisite qualifications under the Nasdaq Stock Market’s listing standards for membership on the Audit, Compensation and Nominating and Corporate Governance Committees.

Stockholders who wish to suggest candidates to the Nominating and Corporate Governance Committee for consideration as directors may submit names and biographical data in writing to the Secretary of Axsys at Axsys Technologies, Inc., 175 Capital Boulevard, Suite 103, Rocky Hill, Connecticut 06067.

For a stockholder to nominate a director at an Annual Meeting, notice of the nomination generally must be received by Axsys not less than 60 nor more than 90 days in advance of the meeting. It is presently anticipated that next year’s annual meeting will be held on May 3, 2005 and, accordingly, notice of any stockholder nomination for next year’s meeting submitted to Axsys on or between February 2, 2005 and March 4, 2005 will be considered filed on a timely basis. The notice must describe all information relating to the nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934, including name, age, business and residence address, occupation, shares held and such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected.

Mr. Bershad’s employment agreement provides that he will serve as Chairman of the Board during his tenure as Chief Executive Officer and for a period of five years thereafter (subject to earlier termination upon certain events).

Director Compensation

All directors or committee members, as applicable, attended all meetings of the Board and of the Committees held during 2003. The Board of Directors determines the compensation of non-employee Directors. Non-employee directors of Axsys receive an annual retainer fee of $18,000 plus meeting fees of $1,000 for each Board meeting attended and $500 for each committee meeting attended other than in connection with a Board meeting. Directors who are employees of Axsys or any subsidiary do not receive fees or other compensation for their services as directors. All directors are reimbursed for travel and other expenses incurred in the performance of their duties.

Non-employee directors may be granted options to purchase Common Stock from time to time for their services as directors. On May 13, 2003, each of Messrs. Fried, Fiorelli and Hamm were granted options to purchase 3,133 shares of Common Stock at an exercise price of $9.580 per share with an expiration date of May 13, 2013. These options vest at the rate of 20% per year commencing on the first anniversary of the date of grant. The Stock Incentive Plan provides that upon a director’s initial election to the Board, a non-employee director will be granted an option to purchase that number of shares of Common Stock, which on the date of grant have a Fair Market Value (as defined in the Stock Incentive Plan) equal to $60,000. On May 13, 2003, Mr. Stevens was granted options to purchase 6,263 shares of Common Stock at an exercise price of $9.580 per share with an expiration date of May 13, 2013. These options vest at the rate of 20% per year commencing on the first anniversary of the date of grant.

The Board of Directors recommends a vote FOR the election as directors of all of the nominees.

Executive Officers

The following table lists the name of each current executive officer of Axsys, his age at March 15, 2004, and his current position with Axsys.

Name	Age	Position
Stephen W. Bershad	62	Chief Executive Officer and President
David A. Almeida	43	Vice President, Chief Financial Officer, Secretary and Treasurer
Kenneth F. Stern	43	Vice President, Strategic Planning and Corporate Development

Mr. Bershad has been Chairman of the Board and Chief Executive Officer of Axsys since 1986 and was President of Axsys from 1986 to August 1999 and from March 2002 to the present. Prior thereto, he was a Managing Director of Lehman Brothers, Inc. and its predecessor firms, where he held a series of senior management positions in merchant banking and mergers and acquisitions. Mr. Bershad is a director of EMCOR Group, Inc., an electrical and mechanical construction and facilities services company.

Mr. Almeida joined Axsys in November 2001 as Vice President, Chief Financial Officer, Secretary and Treasurer with nearly twenty years of finance and administrative experience with high-technology companies. Most recently, Mr. Almeida was Vice President - Finance with ADC Telecommunications, Inc., Broadband, Access and Transport Group. Mr. Almeida spent eight years with ADC in a variety of executive positions managing finance, human resources, information technology and customer service organizations through complex financial and business issues in a variety of ADC businesses.

Mr. Stern has been Vice President, Strategic Planning and Corporate Development of Axsys since October 1994. From December 1992 to October 1994, Mr. Stern was a management consultant specializing in strategic planning and corporate development for technology companies at Monitor Company.

All of the executive officers serve at the pleasure of the Board of Directors. Severance agreements have been entered into with all of the executive officers. See the discussion under “Agreements with Directors and Officers”.

BENEFICIAL STOCK OWNERSHIP

     The following table sets forth certain information as of March 15, 2004 concerning beneficial ownership of Common Stock of Axsys by (i) each director, (ii) each of the executive officers named in the compensation table below and (iii) all executive officers and directors as a group. Included in share ownership are shares that may be acquired upon the exercise of options that are exercisable as of March 15, 2004 or become exercisable on or before May 14, 2004. All persons have sole voting and investment power except as otherwise indicated.

	Shares of Common Stock Beneficially Owned(1)

Name	Number	Percent

Stephen W. Bershad (2)(3)	1,282,818	27.4%
Kenneth F. Stern (4)	61,175	1.3
David A. Almeida (3)(5)	22,000	*
Anthony J. Fiorelli, Jr. (6)	24,407	*
Eliot M. Fried (7)	14,022	*
Richard F. Hamm, Jr. (8)	4,269	*
Robert G. Stevens (9)	1,252	*
All executive officers and directors as a group (7 persons)	1,409,943	29.4%

* Less than 1%.

(1)	Calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.

(2)

Includes 23,500 shares of Common Stock underlying options that are exercisable as of March 15, 2004 or within 60 days after such date. Mr. Bershad owns 663,143 shares of Common Stock directly, 5,411 shares through the Axsys Technologies, Inc. 401(k) Retirement Plan and 590,764 shares of Common Stock indirectly through SWB Holding Corporation, of which he is the sole shareholder and chairman. Mr. Bershad’s address is c/o Axsys, 175 Capital Boulevard, Suite 103, Rocky Hill, CT 06067.

(3)

Stephen W. Bershad and David A. Almeida, who are executive officers of Axsys, are the sole trustees of the 401(k) Plan and may be deemed to beneficially own shares of Common Stock held by the 401(k) Plan. Except to the extent of their individual interests therein, each of Messrs. Bershad and Almeida disclaims beneficial ownership of such 401(k) Plan shares.

(4)
Includes 51,600 shares of Common Stock underlying options that are exercisable as of March 15, 2004, or within 60 days after such date, 1,575 shares representing his interest in the Axsys Technologies, Inc. 401(k) Retirement Plan and 8,000 shares of common stock owned directly. Excludes

(5)	Represents 22,000 shares of Common Stock underlying options, which are exercisable as of March 15, 2004, or within 60 days after such date.

(6)	Includes 14,022 shares of Common Stock underlying options that are exercisable as of March 15, 2004, or within 60 days after such date and 10,385 shares of common stock owned directly.

(7)	Represents 14,022 shares of Common Stock underlying options that are exercisable as of March 15, 2004, or within 60 days after such date.

(8)	Represents 4,269 shares of Common Stock underlying options that are exercisable as of March 15, 2004, or within 60 days after such date.

(9)	Represents 1,252 shares of Common Stock underlying options that are exercisable as of March 15, 2004, or within 60 days after such date.

PRINCIPAL STOCKHOLDERS

Axsys knows of no person who, as of March 15, 2004, beneficially owned, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, more than five percent of the Common Stock outstanding, except for Mr. Bershad and except as set forth below.

Name and Address of Beneficial Owner	Number of Shares	Percent of Class

Albert Fried & Company, LLC (1)
60 Broad Street, 39th Floor
New York, NY 10004	522,280	11.2%

Kern Capital Management, LLC (2)
114 West 47th Street, Suite 1926
New York, NY 10036	433,800	9.3%

Kennedy Capital Management, Inc. (3)
10829 Olive Boulevard
Saint Louis, MO 63141	287,161	6.2%

Dimensional Fund Advisors, Inc. (4)
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401	252,500	5.4%

(1)	According to a Schedule 13G filed by Albert Fried & Company, LLC (“AFC”) on February 17, 2004. AFC has sole voting and dispositive power with respect to 475,143 of these shares in its capacity as a broker dealer. Albert Fried, Jr. is the managing member of AFC, and disclaims beneficial ownership over the shares beneficially owned by AFC. Includes 47,137 shares with respect to which Albert Fried, Jr., in his individual capacity, has sole voting and dispositive power.

(2)

According to a Schedule 13G filed on January 9, 2004 by Kern Capital Management, LLC (“Kern”) and its managing members. Kern has sole voting and dispositive power with respect to these shares in its capacity as an investment adviser. Kern’s managing members disclaim beneficial ownership of these shares.

(3)

According to a Schedule 13G filed by Kennedy Capital Management, Inc. (“Kennedy”) on February 13, 2004. Kennedy, in its capacity as an investment adviser, has sole dispositive power with respect to all of these shares and has sole voting power with respect to 246,961 of these shares. Kennedy has no voting power with respect to the other 40,200 shares beneficially owned by it.

(4)

According to a Schedule 13G filed by Dimensional Fund Advisors Inc. (“Dimensional”) on February 6, 2004. Dimensional has sole voting and dispositive power with respect to these shares in its capacity as an investment adviser to various investment companies, commingled group trusts and separate accounts. Dimensional disclaims beneficial ownership of these shares.

EXECUTIVE COMPENSATION

The following table sets forth information concerning compensation during the years ended December 31, 2003, 2002 and 2001 for services in all capacities awarded to, earned by or paid to Axsys’ Chief Executive Officer and the two other executive officers of Axsys (collectively, the “Named Executives”):

Summary Compensation Table

		Annual Compensation		Long-Term Compensation

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Number of Securities Underlying Options (# of Shares) (2)	All Other Compensation ($) (3)

Stephen W. Bershad	2003	335,000	220,000	20,000	14,405
Chairman of the Board and	2002	325,000	173,566	--	13,680
Chief Executive Officer	2001	315,000	25,000	10,000	62,634

David A. Almeida (4)	2003	200,000	126,551	10,000	24,995
Chief Financial Officer	2002	185,000	100,374	40,000	29,045
Vice President – Finance,	2001	21,346	--	25,000	1,756
Secretary and Treasurer

Kenneth F. Stern	2003	185,000	87,794	5,000	23,679
Vice President – Strategic	2002	177,208	66,566	10,000	21,573
Planning and Corporate	2001	170,155	35,145	2,000	14,063
Development

(1)	Reflects payments under the Axsys’ Management Incentive Plan.

(2)	Reflects awards under the Stock Incentive Plan.

(3)

Reflects: (i) matching contributions under Axsys’ 401(k) Plan which in 2003 totaled $8,000 for Mr. Bershad, $8,000 for Mr. Almeida and $8,000 for Mr. Stern (ii) payments under Axsys’ executive health insurance plan which in 2003 totaled $5,877 for Mr. Bershad, $16,467 for Almeida and $15,151 for Mr. Stern; and (iii) payments of premiums for term life insurance maintained on behalf of the Named Executives which in 2003 totaled $528 for Mr. Bershad, $528 for Mr. Almeida and $528 for Mr. Stern. Axsys’ executive health insurance plan, which covers only officers and certain key employees, provides for the reimbursement of deductible and coinsurance amounts and certain medical expenses not covered under Axsys’ basic medical plans.

(4)	Mr. Almeida joined Axsys in November 2001. His annual base salary in 2001 was $185,000.

The following table sets forth certain information regarding the options granted pursuant to the Stock Incentive Plan during the year ended December 31, 2003 to the Named Executives.

Stock Options Granted in Fiscal 2003

	Number of Securities Underlying Options Granted		Percent of Total Options Granted to Employees During the Year Ended December 31, 2003	Exercise Price ($/Share)	Expiration Date	Grant Date Present Value ($) (3)

Stephen W. Bershad	20,000	(1)	15.4	$8.17	03/04/08	$126,800
David A. Almeida	10,000	(2)	7.7	7.43	03/04/13	57,700
Kenneth F. Stern	5,000	(2)	3.9	7.43	03/04/13	28,850

(1)

These options vest at the rate of 20% per year commencing on the first anniversary through the third anniversary and 40% on the fourth anniversary of the date of grant. Vesting of these options will be accelerated in the event of certain changes in control of Axsys.

(2)

These options vest at the rate of 20% per year commencing on the first anniversary of the date of grant. Vesting of these options will be accelerated in the event of certain changes in control of Axsys.

(3)

The grant date present value was estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions: expected volatility of 67.6%; risk-free interest rate of 4.27%; expected life of 6 years and no dividend yield. The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options, which have no vesting restrictions and are fully transferable. In addition, the Black-Scholes model requires the input of highly subjective assumptions including the expected stock price volatility. Because Axsys’ stock-based awards to employees have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management’s opinion, the existing model does not necessarily provide a reliable single measure of the fair value of awards pursuant to the Stock Incentive Plan.

The following table sets forth certain information regarding certain option exercises by the Named Executives in the year ended December 31, 2003. The table also shows information regarding unexercised stock option grants held by Named Executives as of December 31, 2003.

Aggregate Option Exercises in Last Fiscal Year and
Fiscal Year-End Option Values

	Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Fiscal Year-End Option Values
			Number of Securities Underlying Unexercised Options at Fiscal Year End (#)		Value of Unexercised In-the-Money Options at Fiscal Year End ($) (1)
Name			Exercisable	Un-exercisable	Exercisable	Un-exercisable

Stephen W. Bershad	--	--	20,100	28,400	9,694	116,800
David A. Almeida	--	--	10,000	65,000	41,000	416,100
Kenneth F. Stern	--	--	47,200	16,800	26,316	94,384

(1)

Includes only those options whose exercise prices are lower than $14.01 per share, the closing price for the Common Stock on the Nasdaq National Market on December 31, 2003. The value is based on the difference between the closing price on December 31, 2003 and the exercise price of the option.

Terminated Pension Plan

Axsys had a defined benefit pension plan, which was terminated on July 31, 1989. The estimated annual benefit payable upon retirement to Mr. Bershad, the only Named Executive participating in such plan, is $22,121, assuming retirement at age 65. Axsys will liquidate this plan in early 2004. Prior to liquidation, the actuaries will determine the amount that Mr. Bershad will receive.

Agreements with Directors and Officers

Axsys has entered into indemnification agreements with our directors and executive officers in order to induce them to continue to serve as directors and officers of Axsys, indemnifying them for any and all liabilities incurred by them arising out of their service as directors or officers, other than liabilities arising out of conduct which has been determined in a final adjudication to constitute bad faith or a knowing violation of law or receipt by that person of an improper personal benefit. The rights to indemnification under the agreements are in addition to any rights to indemnification contained in Axsys’ Certificate of Incorporation or By-Laws, which provide for indemnification under certain circumstances.

Axsys has agreed to pay Mr. Stern up to one year’s base compensation and certain other benefits in the event of termination by Axsys other than for cause. Mr. Almeida would receive up to six month’s base compensation and certain other benefits from Axsys in the event of termination by Axsys other than for cause.

Axsys has entered into severance protection agreements with certain officers and key employees of Axsys, including Stephen W. Bershad, David A. Almeida and Kenneth F. Stern, which provide for certain benefits if their employment is terminated within two years following a Change in Control (as defined in the agreements) of Axsys. The purpose of the severance protection agreement is to foster the continued employment of officers and employees by allowing them to focus attention on their assigned responsibilities without distraction in the event of a possible change in control of Axsys.

If a Change in Control occurs and the executive’s employment is terminated by Axsys other than for cause, death or disability or by the executive for good reason within two years thereafter, the executive will be entitled to receive a maximum lump sum cash payment equal to, in the case of Messrs. Bershad, Almeida and Stern, 2.99 times the sum of (a) the highest annual base salary paid to the executive during the 12-month period immediately prior to the employment termination date and (b) the average of the annual cash bonuses paid to the executive during the three calendar years prior to the year in which the employment termination date occurs and, at the executive’s election, one year of continuation of health care benefits or its cash equivalent. The severance protection agreements of each of Messrs. Bershad, Almeida and Stern also provide that the executive will be entitled to the foregoing severance benefits in the event he terminates his employment, with or without good reason, at any time during the one-month period commencing six months following a Change in Control.

Each of the severance protection agreements had an original term of up to two years from the date of its execution and automatically renews for successive one year periods, unless either party gives advance notice of non-renewal. Notwithstanding the foregoing, if there is a Change in Control, the agreements will not terminate prior to the expiration of twenty-four months after the date of the Change in Control.

In October 2000, Axsys entered into an employment agreement with Stephen W. Bershad. The agreement provided that during the initial period of the agreement, Mr. Bershad would serve as Chairman and CEO of Axsys. The initial period of the agreement, which originally expired on October 12, 2001, was extended until October 12, 2002 in October 2001, October 12, 2003 in October 2002 and then subsequently extended to October 12, 2004 in October 2003. Upon expiration of this initial period and for five years thereafter, Mr. Bershad will serve as Chairman of the Board.

Under the agreement, Mr. Bershad will receive an annual salary of $335,000, subject to increase at the discretion of the Board, which was delegated to the Compensation Committee, and will have the opportunity to earn an annual incentive bonus based on performance goals determined by the Board at the beginning of each fiscal year. He is also eligible to receive awards under the Stock Incentive Plan.

If Mr. Bershad’s employment is terminated by Axsys other than for cause or by Mr. Bershad for good reason, Mr. Bershad will be entitled to the following: (1) within ten (10) days of the employment termination date, all accrued and unpaid base salary, accrued and unpaid bonus and vacation pay as of the employment termination date, a pro rata portion of the highest annual bonus paid or payable to him in respect of any of the three full fiscal years of Axsys immediately preceding the employment termination date, all benefits accrued and unpaid under any benefit plans, programs or arrangements in which he has been a participant as of his termination and any reimbursable expenses incurred by him on behalf of Axsys during the period ending on the employment termination date; (2) within thirty (30) days following the employment termination date, a lump sum payment equal to the greater of (x) two (2) times the sum of (i) his base salary plus (ii) the highest annual bonus paid or payable to him for any of Axsys’ three full fiscal years immediately preceding his termination and (y) the amount of the base salary and bonus which would have been paid to him during the employment term had it not been terminated, assuming that the highest annual bonus paid or payable to him for any of Axsys’ three full fiscal years immediately preceding his termination would have been paid to him for each full fiscal year during the employment term; and (3) during the greater of (x) the twenty-four (24) month period following the employment termination date and (y) the balance of the employment term, medical, dental, hospitalization, prescription drug, and life insurance coverages and benefits provided to him immediately prior to termination. In addition, all stock options held by him will become fully vested and will remain outstanding for their entire term and all restrictions on all shares of restricted stock or other equity based awards held by him will lapse and will become fully vested. Mr. Bershad would also be entitled to a gross-up for any federal excise tax incurred by him in connection with a change in control of Axsys.

If the employment term is terminated by reason of Mr. Bershad’s death or disability, by Axsys for cause, by Mr. Bershad without good reason, by mutual agreement of the parties, or by expiration of the employment term, Axsys’ sole obligation under the employment agreement will be to pay Mr. Bershad or his estate, as the case may be, within thirty (30) days following the employment termination date, all accrued and unpaid base salary, accrued and unpaid bonus and vacation pay as of the employment termination date, a pro rata portion of his annual bonus opportunity for the year of termination, all benefits accrued and unpaid under any benefit plans, programs or arrangements in which he has been a participant as of his termination and any reimbursable expenses incurred by him on behalf of Axsys during the period ending on the employment termination date.

In the event that at any time Mr. Bershad is entitled to receive payments and/or benefits under both his employment agreement and his severance protection agreement, he will receive the payments and/or benefits only under the severance protection agreement.

Mr. Bershad is subject to a non-competition covenant for two years following termination.

Code of Ethics for Senior Financial Officers

The Company has adopted a Code of Ethics for Senior Financial Officers, a copy of which can be found on Axsys’ website at www.axsys.com or as an exhibit to Axsys’ Annual Report on Form 10-K for the fiscal year ended December 31, 2003. The Code of Ethics applies to all Senior Financial Officers of the Company, including the Chief Executive Officer, the Chief Financial Officer, the Treasurer and any other person performing similar functions.

COMPENSATION COMMITTEE REPORT ON
EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors (the “Committee”), composed of Messrs. Fiorelli, Fried and Hamm, who are not and have never been employees of Axsys, has furnished the following report on executive compensation.

The Compensation Committee operates under a charter approved by the Board in March 2003, which was attached as Exhibit A to our Proxy Statement for our 2003 Annual Stockholder Meeting and is posted on our website. Under the supervision of the Compensation Committee, Axsys has developed and implemented compensation practices, which seek to enhance the profitability of Axsys, and thus stockholder value, by aligning closely the financial interests of the senior managers with those of its stockholders. In furtherance of these goals, Axsys relies to a large degree on annual bonus and longer-term stock incentive compensation to attract and retain executive officers and other key employees and to motivate them to perform to the full extent of their abilities. Both types of incentive compensation are not guaranteed and are variable and closely tied to corporate, business unit and individual performance in a manner designed to encourage a sharp and continuing focus on building profitability and stockholder value. The annual bonus and stock incentive compensation is more closely tied to Axsys’ success in achieving significant financial and other performance-oriented goals. The Committee considers the total compensation (earned or potentially available) of each of the executive officers and the other senior managers in establishing each element of compensation. Individuals, who are eligible for the annual bonus and stock incentive compensation, must be employed by Axsys at the time bonus compensation is awarded.

In evaluating the performance and setting the incentive compensation of the Chief Executive Officer, the Committee took note of Axsys’ success in exceeding its budgeted net income before taxes, improvements in backlog, continued cost control initiatives and Mr. Bershad’s increased operational duties. As such, the Committee granted an award of $220,000 to the Chief Executive Officer under the Management Incentive Plan for the fiscal year ended December 31, 2003. The Committee also increased Mr. Bershad’s annual base compensation to $350,000 effective January 1, 2004.

In its review of other senior management incentive compensation for 2003, the Committee took into account management’s performance against budgeted financial goals, which was weighted between 75% and 100% of the bonus award with any remainder based on the achievement of specific management objectives.

The Committee extended the initial term of the October 2000 employment agreement with Mr. Bershad until October 2004.

During each fiscal year, the Compensation Committee considers the desirability of recommending that the Board of Directors grant senior management, including executive officers, awards under the Stock Incentive Plan, which provides the flexibility to grant longer-term incentives in a variety of forms, including performance units, stock options, stock appreciation rights and restricted stock. At December 31, 2003, options covering 461,122 shares of Common Stock had been awarded under the Stock Incentive Plan. In 2003, the Compensation Committee approved the grant of additional awards under the Stock Incentive Plan to Mr. Bershad in the amount of 20,000 options, to Mr. Almeida in the amount of 10,000 options and to Mr. Stern in the amount of 5,000 options.

The Committee believes that the compensation practices the Committee has implemented and administered have contributed to focusing the senior management of Axsys on achieving significant improvements in long-term financial performance.

Section 162(m) of the Code generally disallows a deduction to any publicly held corporation for compensation paid in excess of $1 million in a taxable year to its chief executive officer or any of the four other most highly compensated executive officers employed by such corporation on the last day of its taxable year. The Compensation Committee considers the impact of Section 162(m) on the compensation of its executive officers. Axsys structured and intends to administer the stock option, stock appreciation right and performance unit portions of the Stock Incentive Plan with the intention that the deduction limitation will not apply to the executive officers’ compensation payable under this plan. The Compensation Committee intends to monitor the impact of Section 162(m) and consider structuring executive compensation arrangements so that the deduction limitation will continue not to apply.

By:	Compensation Committee: Anthony J. Fiorelli, Jr. Eliot M. Fried Richard F. Hamm, Jr.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

There are no Compensation Committee interlocks between Axsys and any other entities involving Axsys’ executive officers and directors who serve as executive officers of such entities.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors (the “Audit Committee”) has furnished the following report:

The Audit Committee is composed of Messrs. Fiorelli, Fried and Stevens, who are all independent and financially literate. The Audit Committee operates under a charter approved by the Board and revised in May of 2003, which is attached in Exhibit A and is posted on our website, www.axsys.com. As more fully described in its charter, the Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities by reviewing Axsys’ financial information that is provided to stockholders and others, the systems of internal controls, which management and the Board have established, and the audit process.

The Audit Committee met with Ernst & Young LLP (“E&Y”), Axsys’ independent accountants, and management to assure that all were carrying out their respective responsibilities. The Audit Committee reviewed the performance and fees of the independent accountants prior to recommending their appointment. It also met with them to discuss the scope and results of their audit work, including the adequacy of internal controls and the quality of financial performance. The Audit Committee discussed with the independent public accountants their judgments regarding the quality and acceptability of Axsys’ accounting principles, the clarity of its disclosures and the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2003 with Axsys’ management and E&Y. The Audit Committee has also discussed with E&Y the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees”.

The Audit Committee has also received and reviewed the written disclosures and the letter from E&Y required by Independence Standard No. 1, “Independence Discussion with Audit Committees”, and has discussed with the accountants the auditors’ independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in Axsys’ Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

By:	Audit Committee: Anthony J. Fiorelli, Jr. Eliot M. Fried Robert G. Stevens

INDEPENDENT PUBLIC ACCOUNTANTS
(Proposal No. 2)

Subject to stockholder ratification, the Board of Directors, upon the recommendation of its Audit Committee, has selected Ernst & Young LLP (“E&Y”) as independent accountants to audit the consolidated books and accounts of the Company for the period beginning January 1, 2004, and ending December 31, 2004. A representative of E&Y will be present at the meeting and will have the opportunity to make a statement and to respond to appropriate questions. E&Y has been the independent accountant for the Company since 2002.

The reports by E&Y on Axsys’ consolidated financial statements for the past three years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. E&Y’s report on Axsys’ consolidated financial statements for 2003 was issued on an unqualified basis in conjunction with the publication of Axsys’ 2003 Annual Report to Stockholders and the filing of Axsys’ Annual Report on Form 10-K.

During the Company’s three most recent fiscal years, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to E&Y’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on Axsys’ consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

Fees Paid to Independent Accountants

Aggregate fees for professional services rendered to Axsys by E&Y as of or for the fiscal years ended December 31, 2003 and 2002 are set forth below. The aggregate fees included in the Audit category are fees billed for the fiscal years for the audit of Axsys’ annual financial statements and review of financial statements, statutory and regulatory filings. The aggregate fees include in each of the other categories are for fees billed in the fiscal years.

	2003	2002

Audit Fees	$155,000	$350,000
Audit-Related Fees	11,500	10,500
Tax Fees	2,400	--
All Other Fees	31,416	--

Total	$200,316	$360,500

Audit Fees: Fees for audit services totaled $155,000 in 2003, including fees associated with the 2003 annual audit and reviews of Axsys’ 2003 quarterly reports on Form 10-Q. Fees for audit services in 2002 included fees associated with the 2002 annual audit and the re-audits of 2001 and 2000.

Audit-Related Fees: Fees for audit-related services related to the audit of the Axsys’ 401(k) plan totaled $11,500 in 2003 and $10,500 in 2002.

Tax Fees: In 2003, E&Y provided payroll tax related services. There were no tax related services or other non-audit related services during 2002.

All Other Fees: E&Y assisted the Company with a government contract audit performed by the Defense Contract Audit Agency.

Policy on Audit Committee Pre-Approval of Audit and
Permissible Non-Audit Services of Independent Accountant

The Audit Committee pre-approves all audit and non-audit services provided by the independent accountants prior to the engagement of the independent accountants with respect to such services. None of the services described above was approved by the Audit Committee under the de minimus exception provided by Rule 2-01(c)(7)(i)(C) under Regulation S-X.

The Board of Directors recommends a vote FOR the ratification of Ernst & Young LLP as the independent accountants of the Company for the indicated period.

STOCK PRICE PERFORMANCE GRAPH

The following graph shows the value of a $100 investment in Common Stock from December 31, 1998 through December 31, 2003, as of the dates indicated, compared with the value of a similar investment in the Nasdaq Stock Market Index, the Nasdaq Non-Financial Stock Index and the S&P Technology Sector Index at such times. The Nasdaq Stock Market Index is a broad market index comprising all domestic shares traded on the Nasdaq National Market and the Nasdaq Small-Cap Market. The Nasdaq Non-Financial Stock Index is an index comprising all non-financial common shares traded on the Nasdaq National Market and the Nasdaq Small-Cap Market. The S&P Technology Sector Index is an index comprising common shares of companies in the aerospace/defense, communications equipment, electronics and office equipment and supplies industries. The Nasdaq Stock Market Index, the Nasdaq Non-Financial Stock Index and the S&P Technology Sector Index are calculated on a total return basis to include the reinvestment of dividends.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONGST AXSYS TECHNOLOGIES, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX,
THE NASDAQ NON-FINANCIAL INDEX AND THE S & P TECHNOLOGY SECTOR INDEX

$100 invested on 12/31/98 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.
Copyright © 2002, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03

Axsys Technologies, Inc. Common Stock	$100	$94.64	$194.64	$71.43	$55.71	$100.07

Nasdaq Stock Market Index (U.S.)	100	192.96	128.98	67.61	62.17	87.61

Nasdaq Non-Financial Index	100	200.28	124.31	102.73	68.87	104.46

S&P Technology Sector Index	100	178.74	105.63	78.31	49.01	72.16

Copyright © 2002, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Axsys’ directors, executive officers and any persons who beneficially own more than 10% of a registered class of Axsys’ equity securities to file with the SEC and the Nasdaq National Market initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Axsys. Officers, directors and stockholders owning more than 10% are required by SEC regulation to furnish Axsys with copies of all Section 16(a) forms they file. To Axsys’ knowledge, based solely on the information furnished to Axsys, all applicable Section 16(a) filing requirements were complied with during the year ended December 31, 2003 except that Mr. Stephen W. Bershad, Mr. David A. Almeida and Mr. Kenneth F. Stern, executive officers, were late in filing their Statement of Changes in Beneficial Ownership on Form 4 with regard to a grant of incentive stock options for 20,000, 10,000 and 5,000 shares of Common Stock, respectively, under Axsys’ Incentive Stock Option Plan.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

Stockholders who intend to present proposals at the next annual meeting of stockholders, and who wish to have such proposals included in the proxy statement and form of proxy for such meeting, pursuant to the mechanism provided by the SEC rules, must submit such proposals in writing to the Secretary of Axsys Technologies, Inc., 175 Capital Boulevard, Suite 103, Rocky Hill, Connecticut 06067, and such notice must be received no later than November 24, 2004.

Stockholders who do not wish to use the mechanism provided by the SEC rules in proposing a matter for action at the next annual meeting must notify Axsys in writing of the proposal and the information required by the provisions of Axsys’ By-Laws dealing with stockholder proposals. The notice must be submitted in writing to Axsys generally not less than 60 days nor more than 90 days in advance of an annual meeting. It is presently anticipated that next year’s annual meeting will be held on May 3, 2005 and, accordingly, any stockholder proposal for next year’s meeting submitted to Axsys on or between February 2, 2005 and March 4, 2005 will be considered filed on a timely basis. With respect to any proposals that are not filed timely, proxies solicited by Axsys for the 2005 Annual Meeting may confer discretionary authority to vote on any of those proposals. A copy of Axsys’ By-Laws that describes the advance-notice procedures can be obtained from the Secretary of Axsys.

Axsys knows of no other matter to be brought before the meeting. If any other matter requiring a vote of the shares should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any matter in accordance with their best judgment.

ANNUAL REPORT ON FORM 10-K

A copy of Axsys’ Annual Report on Form 10-K for the fiscal year ended December 31, 2003, as filed with the SEC, will be provided to stockholders without charge upon receipt of a written request to: Investor Relations, Axsys Technologies, Inc., 175 Capital Boulevard, Suite 103, Rocky Hill, Connecticut 06067.

March 26, 2004

EXHIBIT A

AUDIT COMMITTEE CHARTER
Amended and Restated by the Board of Directors of Axsys Technologies, Inc.
May 13, 2003

The Audit Committee is a committee of the Board of Directors. Its primary function is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the stockholders and others, the systems of internal controls that management and the Board of Directors have established, and the work of the independent auditor and the audit process. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting.)

In meeting its responsibilities, the Audit Committee is expected to:

1.	Provide an open avenue of communication between the chief financial officer, the independent auditor, and the Board of Directors.

2.	Retain and replace the independent auditor to audit the books, records and accounts of the Company. The independent auditor shall report directly to the Audit Committee.

3.	Determine and approve the appropriate compensation for independent auditors and other advisers that the Audit Committee chooses to engage.

4.	Pre-approve all audit and non-audit engagements or services with or by the independent auditors. The Committee may delegate to one or more Committee members the authority to pre-approve non-audit services between regularly scheduled meetings provided that such approvals are reported to the full Committee at the next Committee meeting.

5.	Confirm and assure the independence of the independent auditor.

6.	Inquire of management and the independent auditor about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

7.	Approve the independent auditor’s annual audit plan, including scope, staffing, locations and reliance upon management.

8.	Consider with management and the independent auditor the rationale for employing audit firms other than the principal independent auditor.

9.

Review with the chief financial officer and the independent auditor the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

10.	Consider and review with the independent auditor and the chief financial officer:

	–	The adequacy of the Company’s internal controls including computerized information system controls and security.

	–	Any related significant findings and recommendations of the independent auditor with management’s responses thereto.

11.	Review with management and the independent auditor at the completion of the annual examination:

	–	The Company’s annual financial statements and related footnotes.

	–	The independent auditor’s audit of the financial statements and his or her report thereon.

	–	Any significant changes required in the independent auditor’s audit plan.

	–	Any serious difficulties or disputes with management encountered during the course of the audit.

	–	Other matters related to the conduct of the audit, which are to be communicated to the Committee under generally accepted auditing standards.

12.	Consider and review with the independent auditor:

	–	All critical accounting policies and practices to be used.

	–	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

	–	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

	–	Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

	–	Any changes required in the planned scope of their audit plan.

13.	Consider and review with management and the chief financial officer:

	–	Significant findings during the year and management’s responses thereto.

14.

Review filings with the SEC and other published documents containing the Company’s financial statements and consider whether the information in these documents is consistent with the information contained in the financial statements.

15.	Review with management and the independent auditor interim financial reports (e.g. Earnings Press Release or Form 10-Q) before they are filed with the SEC or other regulators.

16.

Review policies and procedures with respect to officers’ expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent auditor.

17.	Review legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and programs and reports received from regulators.

18.

Meet with the independent auditor and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee.

19.	Report Committee actions to the Board of Directors with such recommendations, as the Committee may deem appropriate.

20.	Prepare a letter for inclusion in the annual report that describes the Committee’s composition and responsibilities and how they were discharged.

21.

The Audit Committee shall have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The Committee shall be empowered to retain independent counsel, auditors, or other advisors as it determines necessary to carry out its duties.

22.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls and auditing matters.

23.	Establish procedures for the confidential, anonymous submission to the Committee by the Company’s employees of concerns regarding questionable accounting or auditing matters.

24.	Review and update the Committee’s charter annually.

25.

The Committee shall meet at least four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

26.	The Committee will perform such other functions as assigned by law, the Company’s charter or bylaws, or the Board of Directors.

The membership of the Audit Committee shall consist of at least three members of the Board of Directors, each of whom shall meet the independence requirements under applicable law and the rules of the Nasdaq Stock Market, and each of whom shall serve at the pleasure of the Board of Directors. The Audit Committee, as a whole, shall meet the financial literacy and other similar qualification requirements of applicable law and the rules of the Nasdaq Stock Market. Audit Committee members and the Committee chairman shall be designated by the full Board of Directors.

The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors.

EXHIBIT B

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER
 Amended and Restated by the Board of Directors of Axsys Technologies, Inc.
March 4, 2004

The Board of Directors (the “Board”) of Axsys Technologies, Inc. (the “Company”) has constituted and established a Nominating and Governance Committee (the “Committee”) with authority, responsibility, and specific duties as described in this Nominating and Governance Committee Charter.

Composition and Term of Office

The Committee shall be comprised of not less than two (2) independent members of the Board. The members of the Committee shall be elected by the Board annually at the meeting of the Board immediately following the stockholder’s meeting or as necessary to fill vacancies in the interim. The Board may also change the membership of the Committee at any time. The Board shall elect the Chairman of the Committee.

Purpose

The purpose of the Committee is to:

–	Identify and screen individuals for nomination to the Board;
–

Recommend to the Board director nominees for election at each meeting of stockholders at which directors are to be elected and recommend to the Board individuals to fill any vacancies on the Board that arise between such meetings;

–	Recommend to the Board directors for appointment to each committee of the Board;
–	Recommend to the Board a set of Corporate Governance Guidelines applicable to the Company and, as necessary or advisable, recommend periodic amendments thereto; and
–	Lead the Board in its annual review of the Board’s performance.

Authority and Specific Duties

The Committee shall perform each of the specific duties enumerated below.

Board and Committee Nominees

–

The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have the sole authority to approve the search firm’s fees and other retention terms. The Committee shall also have the authority to obtain advice and assistance from internal and external legal, accounting or other advisors in connection with the performance of its duties and responsibilities, the cost of which shall be borne by the Company.

–	The Committee shall establish criteria for Board membership, consistent with all applicable laws and regulations, and shall identify and screen candidates for nomination to the Board.
–

The Committee shall recommend to the Board director nominees for election at each meeting of stockholders at which directors are to be elected and recommend to the Board individuals to fill any vacancies on the Board that arise between such meetings.

–

The Committee shall establish criteria for membership, consistent with all applicable laws and regulations, on each committee of the Board and recommend to the Board directors for appointment to such committees.

Corporate Governance Matters

The Committee shall recommend to the Board a set of Corporate Governance Guidelines applicable to the Company. The Committee shall, from time to time, as the Committee deems appropriate, but no less frequently than annually, review and assess the adequacy of the Company’s Corporate Governance Guidelines and recommend to the Board for approval any changes that the Committee considers appropriate.

B-1

Other

–	The Committee shall report to the Board on a regular basis regarding matters that it oversees.
–	The Committee shall have the authority to form, and delegate authority to, subcommittees when appropriate and to establish other rules and operating procedures in order to fulfill its obligations under this Charter and applicable law and regulations.
–	The Committee shall review this Charter annually and make recommendations to the Board for any proposed changes.

B-1

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1.	ELECTION OF DIRECTORS				01 Stephen W. Bershad, 02 Anthony J. Fiorelli, Jr., 03 Eliot M. Fried, 04 Richard F. Hamm, Jr. and 05 Robert G. Stevens
	FOR all nominees listed to the right (except as marked to the contrary to the right)	WITHHOLD AUTHORITY to vote for all nominees listed to the right			Instruction: TO WITHHOLD AUTHORITY to vote for one or more nominees listed above, write the name of the nominee(s) in the space provided below.
	☐	☐
			FOR	AGAINST	ABSTAIN
2.	Ratification of the Appointment of Ernst & Young LLP as the Company’s independent accountants for fiscal year 2004.		☐	☐	☐	3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

							I PLAN TO ATTEND THE MEETING	☐

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature _________________________________ Signature _________________________________ Date ______________
Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If partnership, please sign in partnership name by authorized person.

^ FOLD AND DETACH HERE ^

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/axys Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-800-435-6710 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement
on the internet at www.axsys.com

AXSYS TECHNOLOGIES, INC.

ANNUAL MEETING OF STOCKHOLDERS — May 11, 2004
PROXY
This Proxy is Solicited by the Board of Directors

     The undersigned hereby appoints Stephen W. Bershad and David A. Almeida, and each of them, the attorneys and proxies of the undersigned (each with power to act without the other and with power of substitution) to vote, in accordance with the terms of this proxy, all shares of Common Stock of Axsys Technologies, Inc., which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at the Hartford Marriott Rocky Hill at Corporate Ridge, 100 Capital Boulevard, Rocky Hill, Connecticut, on the 11th day of May, 2004, at 10:00 a.m., and any adjournment or postponement thereof, upon all matters which may properly come before said meeting.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” ALL NOMINEES FOR DIRECTOR AND WILL BE VOTED “FOR” Proposal 2.

(Continued, and to be dated and signed, on reverse side.)

Address Change/Comments (Mark the corresponding box on the reverse side)

^ FOLD AND DETACH HERE ^

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1.	ELECTION OF DIRECTORS				01 Stephen W. Bershad, 02 Anthony J. Fiorelli, Jr., 03 Eliot M. Fried, 04 Richard F. Hamm, Jr. and 05 Robert G. Stevens
	FOR all nominees listed to the right (except as marked to the contrary to the right)	WITHHOLD AUTHORITY to vote for all nominees listed to the right			Instruction: TO WITHHOLD AUTHORITY to vote for one or more nominees listed above, write the name of the nominee(s) in the space provided below.
	☐	☐
			FOR	AGAINST	ABSTAIN
2.	Ratification of the Appointment of Ernst & Young LLP as the Company’s independent accountants for fiscal year 2004.		☐	☐	☐	3.	In their discretion, the trustee is authorized to vote upon such other business as may properly come before the meeting.

							I PLAN TO ATTEND THE MEETING	☐

Signature _________________________________ Signature _________________________________ Date ______________
Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If partnership, please sign in partnership name by authorized person.

^ FOLD AND DETACH HERE ^

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/axys Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-800-435-6710 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement
on the internet at www.axsys.com

AXSYS TECHNOLOGIES, INC.

ANNUAL MEETING OF STOCKHOLDERS — May 11, 2004
VOTING INSTRUCTIONS

     The undersigned hereby authorizes and directs Fidelity Investments Institutional Services Company, Inc., as trustee (the “Trustee”) of Axsys Technologies, Inc. Employees Retirement Savings Plan to vote for the undersigned, in person or by proxy, as herein stated at the Annual Meeting of Stockholders of Axsys Technologies, Inc. (the “Company”) to be held at the Hartford Marriott Rocky Hill at Corporate Ridge, 100 Capital Boulevard, Rocky Hill, Connecticut, on the 11th day of May, 2004, at 10:00 a.m., and any adjournment thereof, all shares of Common Stock of the Company allocated to the account of the undersigned under such plan, on the proposals set forth on the reverse side hereof and in accordance with the Trustee’s discretion on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” ALL NOMINEES FOR DIRECTOR AND WILL BE VOTED “FOR” Proposal 2.

(Continued, and to be dated and signed, on reverse side.)

Address Change/Comments (Mark the corresponding box on the reverse side)

^ FOLD AND DETACH HERE ^